EXHIBIT 10.13.2
     XXXXX INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Teva Pharmaceuticals Curaçao N.V.
Schottegatweg Oost 29 D
Curaçao
Netherlands Antilles
March 24, 2005
Barry R. Edwards
Chief Executive Officer
Impax Laboratories, Inc.
121 New Britain Boulevard
Chalfont, PA 18914
Re:	Results Under Strategic Alliance Agreement, As Amended (“Agreement”) for the Three Months and Year Ended December 31, 2004
Dear Barry:
Teva Pharmaceuticals Curacao N.V. (“Teva Curacao”), hereby certifies to Impax Laboratories, Inc. (“Impax”) that the amounts shown on the attached report (“Report”) with respect to the Net Sales and Impax Margin under the Agreement for the three months and year ended December 31, 2004, are complete and accurate based on the information available to Teva Curacao at the time of preparation of the Report. In addition, Impax agrees to make payment to Teva Curacao in the amount of One Million Three Hundred Eighty Three Thousand Nine Hundred and Sixty Seven US Dollars (US $1,383,967) for the remaining estimated 2004 returns exposure (which payment shall be due within thirty (30) days following the receipt by Impax of an invoice). Neither Teva Curacao nor Impax shall make any further claim, demand for payment, adjustment or change with respect to the Net Sales or Impax Margin set forth in the Report.
Capitalized terms used in this letter and not otherwise defined have the respective meanings set forth in the Agreement.
Please sign below as your acknowledgement of the above, and return a signed copy of this letter to my attention.

Impax Laboratories Inc		Teva Pharmaceuticals Curacao N.V.

By:	/s/ Barry R. Edwards	By:	/s/ Ido Weinstein

Ido Weinstein Managing Director

Date: March 28, 2005		Date: March 29, 2005

TEVA SALES YTD 2004

	Year-To-Date 2004
Teva NDC #	5501-01	5502-01 (W)	5703-01 (Z)	5210-01	5211-56
IMPAX NDC #	2442-01	2444-01	2333-01	0811-01	0822-08	YTD 2004
Product Name	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	TOTALS
# Units Sold (Net of returns & Shortages)	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Gross Sales	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Chargebacks™	(12,781,957)	(10,887,638)	(1,094,175)	(9,453)	(445,515)	(25,218,738)
Chargebacks (Qtry true up)	1,261,027	1,549,752	492,638	(320)	(66,273)	3,236,824
Rebates (TM/AR)	(1,758,386)	(17,826,258)	(873,380)	(2,580)	(274,084)	(20,734,688)
Returns (AR)	(43,294)	(184,326)	(136)	—	—	(227,756)
Promotions (AR)	(709,092)	(4,500,576)	(248,177)	—	—	(5,457,845)
Cash Discounts™	(652,786)	(2,876,137)	(173,674)	(677)	(69,192)	(3,772,466)
All Other (AR)	(237,628)	(17,710,716)	(210,985)	—	(5,386)	(18,164,715)

Net Sales	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Manufacturing Costs	(1,845,908)	(14,395,341)	(859,506)	(1,168)	(267,825)	(17,369,747)
Selling & Admin allowance 3%	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX
Insurance					(175,000)	(175,000)
Andrx Share		(34,215,250)	(2,244,021)			(36,459,272)

Gross Margin	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Impax’s profit share	XXXXX%	XXXXX%	XXXXX%	XXXXX%	XXXXX%	—

Impax Share per Teva Schedule	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Rejected Credits-Impax share	41,399	1,454,040	84,338	—	—	1,579,776

Andrx True-Up	—	1,583,735	175,377	—	—	1,759,112
Andrx True-Up (adjust for Rej credits)	—	(618,540)	—	—	—	(618,540)

Impax Net Sales Adjustments	41,399	2,419,235	259,715			2,720,348

Impax — Adjusted Gross Margin	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

TEVA SALES Q4 2004

	4th QUARTER 2004
Teva NDC #	5501-01	5502-01 (W)	5703-01 (Z)	5210-01	5211-56
IMPAX NDC #	2442-01	2444-01	2333-01	0811-01	0822-08
Product Name	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	TOTAL
# Units Sold (Net of returns & Shortages)	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Gross Sales	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Chargebacks™	(6,414,752)	(1,154,513)	(108,551)	(9,453)	(402,569)	(8,089,838)
Chargebacks (Qtry true up)	(92,322)	(32,387)	284,679	(320)	(66,273)	93,377
Rebates (TM/AR)	(151,806)	(3,153,282)	(230,116)	(2,580)	(185,616)	(3,723,400)
Returns (AR)	(43,109)	(15,675)	(136)	—	—	(58,920)
Promotions (AR)	(361,116)	(3,243,229)	(178,176)	—	—	(3,782,521)
Cash Discounts™	(32,178)	(465,754)	(34,467)	(677)	(48,432)	(581,508)
All Other (AR)	(139,903)	(2,274,579)	(188,697)	—	(5,386)	(2,608,565)

Net Sales	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Manufacturing Costs	(127,406)	(3,281,875)	(246,570)	(1,168)	(199,158)	(3,856,177)
Selling & Admin allowance 3%	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX
Insurance						0
Andrx Share		487,084	(145,680)			341,404

Gross Margin	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Impax’s profit share	XXXXX%	XXXXX%	XXXXX%	XXXXX%	XXXXX%

Impax Share per Teva Schedule	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

Rejected Credits-Impax share	41,399	1,454,040	84,338	—	—	1,579,776

Andrx True-Up	—	1,583,735	175,377	—	—	1,759,112
Andrx True-Up (adjust for Rej credits)	—	(618,540)	—	—	—	(618,540)

Impax Net Sales Adjustments	41,399	2,419,235	259,715	—	—	2,720,348

Impax — Adjusted Gross Margin	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX